SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 14, 1997



                                Pegasystems Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        Massachusetts                    1-11859                 04-2787865
        -------------                    -------                 ----------
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                  Number)          Identification Number)



            101 Main Street, Cambridge, MA                        02142
            ------------------------------                        -----
        (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:           (617) 374-9600

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.         Description
-----------         -----------
16.1                Letter of Ernst & Young LLP to the Securities and Exchange
                    Commission

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Date:  November 17, 1997                          PEGASYSTEMS INC.

                                                  By:
                                                     ---------------------------
                                                     Ira Vishner
                                                     Vice President, Corporate
                                                     Services, Treasurer, Chief
                                                     Financial Officer